Exhibit 10.10
SHARE PURCHASE AGREEMENT
in relation to
CHINA LINONG INTERNATIONAL LIMITED (the “Company”)
THIS SHARE PURCHASE AGREEMENT (this “Agreement”) is made on January 19, 2010 by and among the following parties:
(1) Sequoia Capital China Growth Fund I, L.P., an exempted limited partnership registered under the laws of the Cayman Islands, Sequoia Capital China Growth Partners Fund I, L.P., an exempted limited partnership registered under the laws of the Cayman Islands and Sequoia Capital China GF Principals Fund I, L.P., an exempted limited partnership registered under the laws of the Cayman Islands (together the “Purchasers”); and
(2) Sequoia Capital China I, L.P., an exempted limited partnership registered under the laws of the Cayman Islands, Sequoia Capital China Partners Fund I, L.P., an exempted limited partnership registered under the laws of the Cayman Islands, and Sequoia Capital China Principals Fund I, L.P., an exempted limited partnership registered under the laws of the Cayman Islands (together the “Sellers”).
(the foregoing parties collectively, the “Parties”, and each a “Party”).
RECITALS
(A)	The Company and, inter alia, the Sellers entered into a Share Subscription Agreement dated December 22, 2009 (the “Share Subscription Agreement”) pursuant to which the Sellers subscribed for 12,067 Series B1 Shares of the Company.

(B)	The Sellers now desires to sell, and the Purchasers agree to purchase 12,067 Series B1 Shares on the terms set out in this Agreement.
AGREEMENT
1.	Interpretation
1.1.	All capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in the Share Subscription Agreement.

1.2.	Headings and titles are used for ease of reference only and do not affect the interpretation of this Agreement.
2.	Sale and Purchase
2.1.	The Purchasers shall accept the transfer of the Series B1 Shares in accordance with the terms and conditions of the Share Subscription

Agreement and at all times be bound by, observe and perform all of the covenants, duties, agreements, terms, conditions and obligations to be observed and performed by the Purchasers in relation to the Series B1 Shares under the Share Subscription Agreement, whose terms shall be deemed incorporated herein by reference, to the extent applicable.

2.2.	The Sellers shall sell and transfer to each of the Purchasers, and the Purchasers shall each purchase the Series B1 Shares at an aggregate consideration of US$913,471.90 (the “Aggregate Purchase Price”), on the terms set out in this Agreement.
3.	Closing.

At the Closing,
3.1.	The Sellers will procure the Company to, and the Company shall, deliver to Purchasers a certificate representing the Series B1 Shares to be held by each of the Purchasers as set forth opposite the name of such investor in EXHIBIT A; and

3.2.	each Purchasers shall pay its respective portion of the Aggregate Purchase Price as set forth opposite the name of such Purchasers in EXHIBIT A by electronic transfer of immediately available US dollar funds to the designated bank account of the Sellers.
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IN WITNESS THEREOF, this Agreement has been executed by the Parties and is intended to be and is hereby delivered on the date first written above.
By the Purchasers:

Sequoia Capital China Growth Fund I, L.P.
Sequoia Capital China Growth Partners Fund I, L.P.
Sequoia Capital China GF Principals Fund I, L.P.

By: Sequoia Capital China Growth Fund Management, L.P.
      A Cayman Islands Exempted Limited Partnership
      General Partner of Each

By: SC China Holding Limited
      A Cayman Islands Limited Liability Company
      Its General Partner

/s/ Jimmy Wong
Name:	Jimmy Wong
Title:	Authorized Signatory

[Signature Page to Share Purchase Agreement]

IN WITNESS THEREOF, this Agreement has been executed by the Parties and is intended to be and is hereby delivered on the date first written above.
By the Sellers:

Sequoia Capital China I, L.P.
Sequoia Capital China Partners Fund I, L.P.
Sequoia Capital China Principals Fund I, L.P.

By: Sequoia Capital China Management I, L.P.
      A Cayman Islands Exempted Limited partnership
      General Partner of Each

By: SC China Holding Limited
      A Cayman Islands limited liability company
      Its General Partner

/s/ Jimmy Wong
Name:	Jimmy Wong
Title:	Authorized Signatory

[Signature Page to Share Purchase Agreement]

EXHIBIT A

	Pre-	Post-
	Purchase	Transfer	Purchase
	(No. of	(No. of	Price
	Shares)	Shares)	(US$)

China Linong — Series B1 Shares

Sequoia Capital China I, L.P.	9,504	0
Sequoia Capital China Partners Fund I, L.P.	1,092	0
Sequoia Capital China Principals Fund I, L.P.	1,471	0
Sequoia Capital China Growth Fund I, L.P.	0	10,525	796,742.50
Sequoia Capital China Growth Partners Fund I, L.P.	0	251	19,000.70
Sequoia Capital China GF Principals Fund I, L.P.	0	1,291	97,728.70

	12,067	12,067	913,471.90